EXHIBIT 10.1


                                ESCROW AGREEMENT


THIS ESCROW AGREEMENT ("Agreement") is entered into as of September 21, 2001 by and between The Jackson Rivers Company, ("Issuer"), and Bank of America Private Bank (Florida), (the "Escrow Agent").

                                    RECITALS

WHEREAS, the Issuer has filed or is about to file a Registration Statement under the Securities Act of 1933 for the registration of 700,000 shares of the Issuer's common stock, which Registration Statement provides that the proceeds of such offering will be held in escrow until ls,000,000 shares have been subscribed for (so as to insure that the Issuer has sufficient funds with which to commence its operations);

WHEREAS, pursuant to such offering, subscribers to the shares being offered (the "Subscribers") will execute Subscription Agreements and send checks for the amount subscribed for;

WHEREAS, Issuer desires Escrow Agent to hold such funds subject to the terms and conditions set forth below, and Escrow Agent is willing to do so;

NOW, THEREFORE, Issuer and the Escrow Agent agree as follows:

1. The Escrow Agent agrees to accept monies paid in by Subscribers during the Offering Period for the purchase of the Issuer's shares (the"Escrow Funds"). For purposes of this Agreement, the Offering Period shall commence on the effective date of the Registration Statement (of which date Issuer shall promptly notify the Escrow Agent), and continue for a period of 120 days; provided that, on written notice to the Escrow Agent, the Issuer may extend such Offering Period by up to an additional 120 Days.

2. The Escrow Agent agrees to hold the Escrow Funds as provided herein. The Escrow Agent agrees to promptly notify Issuer of any funds received directly from Subscribers, as well as funds forwarded to the Escrow Agent by Issuer. The Escrow Agent agrees to hold the funds in accordance with all the terms of this Agreement, and render weekly reports to Issuer with respect to funds received, the cumulative balance, and interest earned.

3. The Escrow Agent shall deposit the Escrow Funds in a manner which permits the highest possible return without risk and with full liquidity of the Escrow Funds in the discretion of the Escrow Agent. All interest earned on the Escrow Funds shall be paid to Issuer if the funds are released in accordance with Paragraph 4 of this Agreement, or to the subscribers if the funds are returned to the Subscribers.


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4. The Escrow Agent agrees to hold the Escrow Funds for the duration of the
Offering Period, provided that, if prior to the end of the Offering Period $600,000 shall have been subscribed and deposited in the Escrow account, the Escrow Agent shall immediately release all the Escrow Funds to Issuer or transfer them in accordance with Issuer's instructions. If upon the expiration of the Offering Period $600,000 shall not have been subscribed and deposited in the Escrow account, the Escrow Agent shall immediately release the Escrow Funds to the Subscribers, including such interest as is attributable to such Subscriber's monies.

5. Upon disbursement of the Escrow Funds in accordance with this Agreement, this Agreement shall terminate and the Escrow Agent shall be released from all further responsibility.

6. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believe to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency and correctness as to form, manner of execution or validity of any written instructions delivered to it, nor as to the identity, authority, or rights of any person executing same. The Escrow Agent is not under any duty to give the property held under this escrow any greater degree of care than it would ordinarily give similar property held in trust for the benefit of others. The duties of the Escrow Agent shall be those expressly provided for in this Agreement, and no implied duties or obligations shall be read into this Agreement against, or relating to the duties of, the Escrow Agent.

7. The Escrow Agent is entitled to rely conclusively on any joint written instructions by Issuer and Subscribers concerning the application of the Escrow Funds or on order of an Arbitrator appointed by the American Arbitration Association if so provided in the Subscription Agreement or any court establishing the application of the escrow funds.

8. If any of the parties shall be in disagreement about the application of the Escrow Funds, the Escrow Agent may, but shall not be required to, file an action in interpleader. The Escrow Agent shall be indemnified by the Issuer for all costs and reasonable attorney fees associated with the interpleader . The Escrow Agent shall not deliver the Escrow Funds until a judgment is rendered in the interpleader action.

9. The Escrow Agent shall not be liable for any mistakes of fact or errors of judgment, or for any acts or omissions of any kind unless caused by willful misconduct or gross negligence of the Escrow Agent. Issuer agrees to indemnify and hold harmless the Escrow Agent from any and all claims, demands, losses, suits, judgments or other expenses at law or in equity, causes of action, liabilities, damages, expenses or fees, or charges of any character or nature, which it may incur by reason of its acting as Escrow Agent under this Agreement, and this indemnity shall survive the termination of the Agreement.


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10. Issuer shall pay all reasonable costs, fees and expenses of the Escrow Agent under this Agreement.

11. The Escrow Agent may resign at any time upon giving thirty (30) days written notice to the Issuer. Within the said 30 day period Issuer shall have the sole right to appoint a successor escrow agent by written notice to the Escrow Agent. Thereupon, Escrow Funds shall be transferred to the new escrow agent. If Issuer fails to name a new escrow agent, Escrow Agent shall petition a court of competent jurisdiction to appoint a new escrow agent.

12. This Agreement is binding on and inures to the benefit of the parties to it and their successors, permitted assignees, and legal and personal representatives .

13. This Agreement may be entered into and signed in counterparts in which case each executed counterpart will be deemed to be an original and all executed counterparts will constitute the same Agreement.

14. Every notice, request, demand, consent, approval or other communication required or permitted under this Agreement shall be in writing and will be effective and duly given when hand delivered, delivered by mail or courier service, or by telecopy addressed to the appropriate party as set forth below:

If to Escrow Agent:

Bank of America Private Bank (Florida)
Attn: William E. Lewis
396 Royal Palm Way
Palm Beach, Florida 33480

If to Issuer:

The Jackson Rivers Company
Attn: Don A. Paradiso
4045 Bahia Isle Circle
Wellington, Florida 33467

Notices and payments to the Subscribers shall be made to each of them at the address set forth on their Subscription Agreement.

15. The validity, interpretation, construction and enforcement of this Agreement shall be controlled by the laws of the State of Florida without application of any conflicts of laws principles.




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Bank of America Private Bank (Florida)


__________________________________
by:


The Jackson Rivers Company




__________________________________
by: Don A. Paradiso, President








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                             SUBSCRIPTION AGREEMENT
                             ----------------------



SUBSCRIPTION PROCEDURE: Persons who desire to subscribe to the common capital stock of The Jackson Rivers Company may do so by executing this Subscription Agreement, and sending it together with a check for the purchase price to Bank of America Private Bank (Florida), Attn: Mr. William E. Lewis, 396 Royal Palm Way, Palm Beach, Florida 33480 with a copy to The Jackson Rivers Company, Attn:
Don A. Paradiso, 4045 Bahia Isle Circle, Wellington, Florida 33467. Checks should be made payable to "Bank of America Private Bank fbo The Jackson Rivers Company".

REPRESENTATIONS OF SHAREHOLDER: 1. SUBSCRIPTION

The undersigned subscribes and purchases at the price of $0.04 share the Common shares of The Jackson Rivers Company. THIS SUBSCRIPTION IS SUBJECT TO ACCEPTANCE OR REJECTION BY THE COMPANY IN ITS DISCRETION.


2. SECURITIES LAW -REGISTRATION

The undersigned stipulates that the shares of stock described in this Agreement are being offered and sold by Prospectus and that a copy of the Prospectus has been received by the Subscriber.

3. REPRESENT ATIONS

A. The undersigned has received a full copy of the Prospectus dated September 20, 2001 prepared by the Company;

B. The shares of stock described in this Agreement are being purchased by the undersigned for the account of the undersigned or in a fiduciary capacity for a person or entity described in Rule 147 of the United States Securities and Exchange Commission;

C. The undersigned has not relied in executing this Agreement and making the purchase herein described on any representations not contained in the Prospectus for the stock described in this Agreement;

D. The undersigned understands that no state regulatory agency has passed on the merits or fairness of the stock offering described in the Prospectus;






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E.  The undersigned is capable of bearing the high degree of economic risks and burdens of this venture including, but not limited to, the possibility of complete loss of all contributed capital and the lack of a public market which may make it impossible to readily liquidate the investment whenever desired;

F. The undersigned warrants that the address set forth in this agreement is the true and correct address of the undersigned and the undersigned has no present intention of becoming a resident of any other state jurisdiction;

This is to certify that the undersigned _______, SSN or EIN ___________________ am a bona fide resident of the state designated as its domicile and I hereby agree to purchase ______shares of the common stock of The Jackson Rivers Company at $.04 per share, for the total sum of $_______ .

The Undersigned requests that the Unit(s) be issued in the name of the Undersigned and delivered to the undersigned at the address below. The undersigned will hold title to the shares as follows (Circle ONE of the following eight choices):

IndividualOwnership                          Community Property

Tenants In Common                            Joint Tenancy

Corporation                                  Partnership

Custodian, Gifts To Minors Act               Trust or Keough Plan

_________________________________            _______________________
Signature of Subscriber                      Date



_________________________________            _______________________
Signature of Subscriber (Joint)              Date



_________________________________
Title (If Not An Individual)


_________________________________
Print or Type Names of Signers
(Or name of Corporation, partnership or trust and state of domicile.)



___________________________________________________________________
Address